UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg, Secretary Reaves Utility Income Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Item 1.  Reports to Stockholders.

REAVES UTILITY INCOME FUND

Semi-Annual Report

April 30, 2008
(unaudited)

shaReholdeR letteR

April 30, 2008 (unaudited)

Dear Shareholders:

The past few months presented challenges across our economy to which the Reaves Utility Income Fund (the “Fund”) has not been immune. For the six-month period ending on April 30, 2008, the Fund has delivered a total return on investment of -10.2% of net asset value per common share, with all dividends reinvested. Factoring in the stock price performance plus dividends, the Fund produced a total return of -8.5% during the period.

These returns reflect market turmoil related to the credit market and concern about inflation, among other factors. As detailed in the portfolio managers’ summary that follows, these factors put pressure on the price of equities in general and on high-yielding equities in particular. The highest yielding holdings in the Fund, the telephone and electric utility sectors, were particularly hard-hit, down about 10% and 6.8%, respectively.

The Fund’s price did see a significant rebound in April, rising from a low price of $20.71 on March 17, 2008 to finish the quarter at $22.70—an increase of more than 9.5%.

Additionally, current market conditions do not fundamentally impact the ability of companies owned by the Fund to pay dividends. Indeed, I am pleased to report the Fund increased its monthly dividend to common shareholders at the end of 2007 by 4.5% to 11.5 cents. In addition the Fund paid a special dividend of $0.71 at the end of 2007. The increases continue a pattern that has seen the Fund deliver dividend increases and special dividends each year since its inception. Shareholders invested in the Fund since the first dividend record date in April 2004 have received dividend payments totaling approximately $6.13 per share.

During the 2007 calendar year, 77.71% of those dividends have been qualified dividend income, which are taxed at a maximum 15% federal rate, as opposed to a rate as high as 35% for non-qualifying and other types of dividend income. This presents a significant tax advantage to our shareholders.

As detailed in their following commentary, which also includes full holdings and financial statements, the portfolio managers remain confident in the fundamentals supporting the Fund’s investments. Feel free to contact us with any questions about the Fund by calling 1-800-644-5571 or visiting www.utilityincomefund.com.

Thank you for being a shareholder.

Sincerely,

Ned Burke

President, Reaves Utility Income Fund

management discUssion & analysis

April 30, 2008 (unaudited)

It may not have been quite the perfect storm that has roiled the equities markets since the end of October, but it has come close. After ending the fiscal year on October 31, 2007 at $26.26, the Fund’s market price declined 13.6% in value in the ensuing six months to close the first half of the fiscal year at $22.70. The total return for the same period, including reinvested dividends, however, was -8.5% and -10.1% based on the Fund’s market price and net asset value, respectively. That performance metric masks a significant rebound in April. From peak to trough, the Fund’s share price declined 21.4% from $26.34 on December 10, 2007 to $20.71 on March 17, 2008.

The current market turmoil, however, does not have a fundamental impact on the ability of companies owned by the Fund to pay and grow their dividends. Indeed, we are pleased to report that the Fund increased its monthly dividend to common shareholders at the end of 2007 by 4.5% to 11.5 cents. In addition, the Fund paid a special dividend of $0.71 at the end of 2007.

Several factors account for much of the carnage. First, the deepening crisis in the credit markets spilled over to equities as investors judged the impacts of the housing crisis and subsequent credit squeeze on the overall economy to be more severe than they had previously thought. Second, there was and continues to be more than a whiff of inflation in the air as commodity prices rose to record levels and investors worried about the possibility of rising raw materials costs rippling through the larger economy. Third, in our opinion, there was significant and ongoing de-leveraging by hedge funds and other highly levered investors. During periods of intense market turmoil, as we have recently experienced, investors “sell what they can” to raise cash. Fourth, we think we witnessed the unwinding of the yen-based carry trade. In this transaction, investors borrow at very low rates in Japan, convert the proceeds into US dollars, and invest in high-yielding instruments in the US. This trade becomes less profitable as the US dollar falls in value vs. the yen, which is exactly what happened throughout the fall and winter. Over the period, the US dollar fell 10.0% from 115.43 yen to the dollar to 103.91 yen to the dollar. Combined, these factors put pressure on the prices of equities in general and on high-yielding equities in particular, and we saw the impact on the Fund’s telephone and electric utility holdings. Indeed, these two sectors, the highest yielding in the Fund, were the hardest hit. In the Fund’s underlying portfolio, telephones were down about 10.0% and electrics were down about 6.8%.

To be sure, specific issues, linked to several companies in the underlying portfolio, also accounted for some of the decline. AT&T, the largest holding of the Fund, came under considerable selling pressure on fears of a price war among the major wireless providers. Those fears were stoked by Verizon’s decision to offer unlimited voice packages at $99 monthly and by the rapid decisions of AT&T and T-Mobile to follow suit. In our opinion, the sell-off in AT&T was overdone, and we think the price points were set high enough such that rational pricing will continue to prevail. The early results suggest that it has. BCE is another telephone holding whose share price declined dramatically in the period – from $43.61 to $36.48. The Ontario Teachers Pension Fund, with some private equity buyers, entered into an agreement with BCE to take the company private at CAD$42.75. Several major banks, including Citigroup, agreed to finance the acquisition. Terms were set several months before the sub-prime crisis broke. Investor concerns mounted throughout the spring that the bank syndicate would walk away from the deal. Several of the banks were involved in the Clear Channel Communications dispute. The situation continues to be in flux as of this writing. Subsequent to April 30, 2008, three of the four major banks in the syndicate did indeed press for more favorable terms. In an unrelated, but equally negative development, the Quebec Appellate Court ruled quite unexpectedly in favor of a group of bondholders who challenged the original transaction. The case is likely to end up in the Supreme Court of Canada. While the level of uncertainty has increased, we believe that a completed deal at a price higher than the current $35.24 is still more likely than not.

In the electric sector, the acquisition of the electric utility assets of Acquila, Inc. by Great Plains Energy, the largest electric holding of the Fund, ran into regulatory headwinds over the winter. The deal had been expected to close in February, but has been delayed as the company argued against additional concessions recommended by the Missouri Public Utility Commission staff. Because of the delay in the approval process, Great Plains delayed its filing of a rate case before the commission. The regulatory hurdles contributed to the selling pressure on the shares in our opinion. Nonetheless, we think the acquisition is in the best interests of the Missouri rate-payers, and we believe the company will prevail. A successful resolution of the issues could come as early as July 1 of this year.

In spite of the generally negative market conditions, to date we have observed no meaningful deterioration in the earnings growth outlook or the financial condition of the electric utilities and telecoms held by the Fund We expect most of the electric utilities in the portfolio to raise their dividends by as little as 4% to in excess of 14% for Constellation Energy. Likewise, we expect many of the telecoms in the portfolio to raise their dividends as well. AT&T, for example, raised its dividend 12.7% at the end of calendar 2007 from $1.42 to $1.60. Going forward, management expects dividend growth to be roughly commensurate with earnings growth.

Rising oil and natural gas prices helped buoy the performance of the Fund’s gas and energy holdings. Over the period, the price of oil (West Texas Intermediate) increased 20% from $94.53 to $113.46 per barrel while the price of natural gas (Henry Hub) soared 48% from $7.28 to $10.81 per million BTUs. The gas utilities sector was essentially flat as strong performance at Equitable Resources was offset by weakness in the shares of Sempra Energy. Investors began to appreciate the potential for material growth of gas reserves from shale for Equitable Resources. At the same time the market feared that the agreement between Sempra Energy and Royal Bank of Scotland, to form a joint venture between their commodity trading businesses, would not close because of the financial crisis. This concern proved unfounded and the deal, in fact, closed on April 1. Nonetheless, the uncertainty represented an overhang on the share price. We added to our Sempra holdings in the period given our expectation for Sempra to achieve double-digit earnings and dividend growth over the next 3 to 5 years. We remain positive on gas utilities and natural gas prices. The need for additional electric generation in the US, we believe, will be met primarily by gas-fired generation for some time to come.

In summary, the volatility since the market’s peak in October 2007 has not caused us to change our views of the fundamentals supporting the Fund’s investments. The need for significant investment in our energy infrastructure will motivate regulators and legislators to provide the rate support needed for selected utilities to finance construction of generation, transmission, distribution and pipelines. Clearly the US economy is slowing, and may even be in recession. However, a consumer-led recession will have little impact in our view on the longer-term investment requirement to refurbish the nation’s energy and communications infrastructure. We are beginning to be more concerned with inflation than recession. We have already mentioned rising commodity prices; and would note further that the yield on the ten-year Treasury has climbed back over 4% as of this writing. We are not unmindful of the adverse short-term impact of a rising interest rate environment on a utilities portfolio. We monitor the interest rate situation closely and are prepared to reposition the portfolio to take advantage of price dislocations should rates tick up above current expectations.

Recent disruptions caused by an imbalance between buy and sell orders in the market for auction rate securities in the U.S. have led to questions about the impact to closed-end funds. The Fund issued outstanding Auction Market Preferred Shares (“AMPS”) in June 2004. The AMPS issued by the Fund are senior equity securities and have priority over the Fund’s common shares as to distribution of assets and dividends, as described in the Fund’s AMPS prospectus.

Under normal auction market conditions, dividends on the AMPS for each dividend period are set at a rate determined through an auction process that brings together bidders who seek to buy AMPS and holders of AMPS who seek to sell. Investors and potential investors typically purchase the AMPS in an auction by submitting orders to a broker-dealer. However, as stated in the Fund’s prospectus, there may not be enough bids at the auction to accommodate all of the sellers. In such an unusual circumstance, which we are currently experiencing, the auction fails and the holders of the preferred shares receive an interest rate determined by terms specified in the prospectus: the greater of LIBOR plus 125 basis points or 125% of LIBOR.

As always we appreciate the support of our shareholders and remain focused on opportunities to grow the Fund’s net asset value and monthly dividend.

Sincerely,

Ronald J. Sorenson

statement of investments

April 30, 2008 (unaudited)

	SHARES	VALUE
COMMON STOCKS 131.64%
Consumer Staples 8.45%
Altria Group, Inc.	520,300	$10,406,000
Philip Morris International, Inc.(a)	530,300	27,061,209
Reynolds American, Inc.	50,000	2,692,500
UST, Inc.	175,000	9,112,250
		49,271,959

Electric 54.19%
Ameren Corp.	502,000	22,770,720
Consolidated Edison, Inc.	417,000	17,347,200
Duke Energy Corp.	1,797,400	32,910,394
Exelon Corp.	325,000	27,781,000
Great Plains Energy, Inc.	1,802,869	46,225,561
Integrys Energy Group, Inc.	465,000	22,268,850
ITC Holdings Corp.	62,000	3,458,360
National Grid PLC	325,000	4,526,633
NSTAR	80,000	2,576,800
PG&E Corp.	35,000	1,400,000
PPL Corp.	906,000	43,506,120
Progress Energy, Inc.	400,000	16,796,000
Public Service Enterprise Group, Inc.	823,600	36,164,276
TECO Energy, Inc.	1,541,400	24,677,814
TransAlta Corp.	145,000	4,895,200
Xcel Energy, Inc.	420,000	8,736,000
		316,040,928

Energy 1.52%
ConocoPhillips	15,000	1,292,250
Diamond Offshore Drilling	3,000	376,230
Total-ADR	18,000	1,512,000
Transocean, Inc.(a)	38,478	5,673,966
		8,854,446

Financials 0.49%
Forestar Real Estate Group LLC(a)	46,666	1,161,983
Guaranty Financial Group, Inc.(a)	46,666	356,995
Lloyd TSB Group-ADR	40,000	1,370,800
		2,889,778

Food 1.91%
Kraft Foods, Inc.	353,160	11,170,451

Gas 18.52%
AGL Resources, Inc.	55,000	1,870,000
Equitable Resources, Inc.	162,000	10,751,940
ONEOK, Inc.	654,300	31,484,916
Sempra Energy	350,000	19,834,500
South Jersey Industries, Inc.	45,700	1,668,507

	SHARES	VALUE
COMMON STOCKS
Gas (continued)
Spectra Energy Corp.	1,040,000	$25,688,000
Vectren Corp.	590,600	16,702,168
		108,000,031
Industrial 5.72%
General Electric Co.	1,020,000	33,354,000

Materials 0.30%
Temple-Inland, Inc.	150,000	1,750,500

Pharmaceuticals 0.72%
Pfizer, Inc.	210,000	4,223,100

Telecommunications 2.72%
America Movil SAB de C.V.-ADR	169,000	9,795,240
CommScope, Inc.(a)	98,000	4,659,900
Telefonica-ADR	16,000	1,382,080
		15,837,220

Telephone 36.25%
AT&T Corp.	2,280,965	88,296,155
BCE, Inc.	945,700	34,499,136
BT Group PLC-ADR	75,000	3,310,500
Citizens Communications Co.	3,716,300	39,838,736
Deutsche Telekom AG-ADR	50,000	892,500
Embarq Corp.	92,000	3,824,440
Telecom Corp. of New Zealand-ADR	617,001	9,063,745
Telecom Italia-ADR	30,000	628,500
Verizon Communications	110,000	4,232,800
Vodafone Group PLC-ADR	170,000	5,382,200
Windstream Corp.	1,825,000	21,425,500
		211,394,212

Transportation 0.31%
General Maritime Corp.	70,000	1,829,100

Water Utilities 0.54%
American Water Works Co., Inc.(a)	150,000	3,160,500

TOTAL COMMON STOCKS
(Cost $630,438,638)		767,776,225

PREFERRED STOCKS 3.48%
Consumer Discretionary 0.22%
Comcast Corp., Sr Notes, 7.000%, 5/15/55	54,000	1,310,580

	SHARES	VALUE
PREFERRED STOCKS (continued)
Electric 2.12%
AES Trust III, 6.750%, 10/15/29	133,100	$6,308,940
BGE Capital Trust II, 6.200%, 10/15/43	180,000	4,239,000
Entergy Mississippi, Inc., 4.560%,	3,520	292,050
Public Service Co. of
New Mexico, Series 1965, 4.580%	11,667	1,070,083
Southern Cal Edison, 4.320%,	24,300	462,915
		12,372,988
Financials 1.14%
GMAC LLC, 7.375%, 12/16/44	50,000	833,500
Merrill Lynch & Co., 3.740%, (b)(c)	380,000	5,787,400
		6,620,900
TOTAL PREFERRED STOCKS
(Cost $24,048,362)		20,304,468

LIMITED PARTNERSHIPS 2.45%
Copano Energy LLC	24,000	889,920
Enbridge Energy Partners LP	70,000	3,508,400
ONEOK Partners LP	132,000	7,662,600
Williams Partners LP	25,000	903,500
Williams Pipeline Partners LP	71,500	1,348,490

TOTAL LIMITED PARTNERSHIPS
(Cost $13,683,856)		14,312,910

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT
CORPORATE BONDS 2.78%
Electric 0.33%
Calpine Generating Co.,
11.500%, 4/1/11(a)(d)(e)	WR/D	$14,000,000	1,925,000

Gas 0.09%
Copano Energy LLC,
8.125%, 3/1/16(e)	B2/B+	500,000	522,500

Telephone 2.36%
Level 3 Financing, Inc.,
9.250%, 11/1/14(e)	Caa1/CCC+	8,000,000	7,320,000
US West Communications,
7.500%, 6/15/23	Ba1/BBB-	7,000,000	6,440,000
			13,760,000

TOTAL CORPORATE BONDS (Cost $15,097,748)			16,207,500

	SHARES	VALUE
MUTUAL FUNDS 0.74%
Loomis Sayles Institutional High Income Fund	548,386	$4,315,798

TOTAL MUTUAL FUNDS
(Cost $4,000,000)		4,315,798

	Principal
	Amount
SHORT TERM INVESTMENTS 0.90%
Goldman Sachs Financial Square Funds
Treasury Instruments Fund, 1.095%	$5,235,166	5,235,166

TOTAL SHORT TERM INVESTMENTS
(Cost $5,235,166)		5,235,166

Total Investments
(Cost $692,503,770) - 141.99%		828,152,067

Liabilities in Excess of Other Assets - (0.79%)		(4,631,457)

Liquidation Preference of Auction Market Preferred
Shares- (41.20%) Series M7, F7, W28 (including
dividends payable on preferred shares)		(240,291,140)

TOTAL NET ASSETS - 100.00%		$583,229,470

(a)	Non Income Producing Security
(b)	Floating or variable rate security - rate disclosed as of April 30, 2008.
(c)	Next reset date 5/28/08.
(d)	Issue is currently in default. See Note 6 in Notes to Financial Statements.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
At April 30, 2008, these securities amounted to a value of $9,767,500 or 1.67% of net assets.
ADR	American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of April 30, 2008

See Notes to Financial Statements

statement of assets & liabilities

April 30, 2008 (unaudited)

Assets:
Investments, at value (Cost - see below)	$828,152,067
Foreign Cash (Cost $248)	248
Dividends receivable	1,792,800
Interest receivable	580,869
Total Assets	830,525,984

Liabilities:
Due to custodian	2,607,846
Payable for investments purchased	3,750,837
Accrued investment advisory fees	389,065
Accrued administration fees	179,308
Accrued trustees fees	21,033
Accrued S&P ratings fees	10,048
Accrued Fitch ratings fees	4,186
Other payables	43,051
Total Liabilities	7,005,374

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7, & W28,
including dividends payable on preferred shares ($25,000
liquidation value per share, no par value, 3,200 shares
issued and outstanding for each series)	240,291,140
Total Preferred Stock	240,291,140
Net Assets	$583,229,470

Cost of Investments	$692,503,770
Composition of Net Assets
Attributable to Common Shares:
Paid in capital	429,344,213
Overdistributed net investment income	(3,752,438)
Accumulated net realized gain on investments, options and foreign currency transactions	21,989,398

Net unrealized appreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	135,648,297
Net Assets	$583,229,470

Shares of common stock outstanding of no par value, unlimited shares authorized	22,677,001
Net asset value per share	$25.72

See Notes to Financial Statements

statement of opeRations

For the Six Months Ended April 30, 2008 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $273,515)	$21,148,599
Interest on investment securities	945,903
Other income	229
Total Income	22,094,731

Expenses:
Investment advisory fees	2,458,507
Administration fees	1,133,051
Trustees fees	45,749
Broker/dealer fees	303,969
S&P ratings fees	5,968
Fitch ratings fees	2,486
Auction agent fees	8,951
Total Expenses	3,958,681

Net Investment Income	18,136,050

Net realized gain/(loss) on:
Investment securities	21,072,411
Written options	(23,751)
Foreign currency transactions	(83,249)
Change in unrealized appreciation/(depreciation) on investments, options, and translation of assets and liabilities denominated in foreign currencies	(106,151,049)
Net loss on investments, options, and foreign currency transactions	(85,185,638)

Distributions to Preferred Shareholders:
From net investment income	(5,807,702)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(72,857,290)

See Notes to Financial Statements

statements of changes in net assets

	For the	For the
	Six Months Ended	Year Ended
	April 30, 2008**	October 31, 2007
Common Shareholder Operations:
Net investment income	$18,136,050	$30,278,387
Net realized gain/(loss) from:
Investment securities	21,072,411	25,504,197
Written options	(23,751)	77,436
Foreign currency transactions	(83,249)	(8,726)
Change in unrealized appreciation/ (depreciation) on investments, options, and translation of assets and liabilities denominated in foreign currencies	(106,151,049)	85,024,138
Distributions to Preferred Shareholders:
From net investment income	(5,807,702)	(9,060,199)
From net realized gains	—	(3,810,000)
Net increase/(decrease) in net assets attributable to common shares from operations	(72,857,290)	128,005,233

Distributions to Common Shareholders:
From net investment income	(15,420,360)	(29,706,872)
From net realized gains	(16,146,024)	(1,244,967)
Net decrease in net assets from distributions to common shareholders	(31,566,384)	(30,951,839)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(104,423,674)	97,053,394

Net Assets Attributable to Common Shareholders:
Beginning of period	687,653,144	590,599,750
End of period *	$583,229,470	$687,653,144

* Includes overdistributed net investment income of:	$(3,752,438)	$(660,426)
** unaudited

See Notes to Financial Statements

Financial highlights

	For the Six	For the	For the	For the	For the Period
	Months Ended	Year Ended	Year Ended	Year Ended	2/24/04 (inception)
	4/30/08**	10/31/07	10/31/06	10/31/05	to 10/31/04
Per Common Share Operating Performance:
Net asset value - beginning of period	$30.32	$26.04	$22.12	$19.29	$19.10
Income from investment operations:
Net investment income	0.54	1.33	0.99	1.05	0.85
Net realized and unrealized gain/(loss) on investments	(3.49)	4.88	4.94	3.29	0.24
Distributions to preferred shareholders:
From net investment income	(0.26)	(0.40)	(0.50)	(0.32)	(0.06)
From net realized gain	—	(0.17)	—	—	—
Total from investment operations	(3.21)	5.64	5.43	4.02	1.03

Distributions to Common Shareholders:
From net investment income	(0.68)	(1.31)	(1.51)	(1.19)	(0.68)
From capital gains	(0.71)	(0.05)	—	—	—
Total distributions to common shareholders	(1.39)	(1.36)	(1.51)	(1.19)	(0.68)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—	—	—	—	(0.04)
Preferred share offering costs and sales load charged to paid in capital	—	—	—	—	(0.12)
Total capital share transactions	—	—	—	—	(0.16)
Net asset value per common share - end of period	$25.72	$30.32	$26.04	$22.12	$19.29
Market price per common share - end of period	$22.70	$26.26	$22.45	$19.46	$18.00

Total Investment Return - Net Asset Value (1)	(10.21)%	23.00%	26.75%	21.63%	4.93%
Total Investment Return - Market Price (1)	(8.50)%	23.57%	24.21%	14.67%	(6.50)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$583,229	$687,653	$590,600	$501,618	$437,480
Ratio of expenses to average net assets
attributable to common shares (3)	1.30(2)%	1.30%	1.38%	1.41%	1.64(2)%
Ratio of net investment income to average net assets attributable to common shares (3)	5.96(2)%	4.73%	6.42%	6.21%	6.96	(2)%
Ratio of expenses to average managed assets (4)	0.93(2)%	0.94%	0.94%	0.95%	1.02	(2)%
Portfolio turnover rate	16%	34%	43%	55%	63%

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,291	$240,219	$240,185	$240,171	$240,000	(7)
Total shares outstanding (000)	9.6	9.6	9.6	9.6	9.6
Asset coverage per share (5)	$85,783	$96,653	$86,539	$77,270	$70,571
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share (6)	$25,000	$25,000	$25,000	$25,000	$25,000

**	Unaudited
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(6)	Based on weekly prices.
(7)	Amount does not include dividends on preferred shares.

See Notes to Financial Statements

notes to Financial statements

April 30, 2008 (unaudited)

1. signiFicant accoUnting and opeRating policies

Reaves Utility Income Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified fund with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the American Stock Exchange and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:  The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.  Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

notes to Financial statements

April 30, 2008 (unaudited)

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options:  In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When the Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

notes to Financial statements

April 30, 2008 (unaudited)

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

Written call option activity as of April 30, 2008 was as follows. There was no written put option activity during the six months ended April 30, 2008.

COVERED CALL OPTIONS WRITTEN

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2007	200	$25,400
Positions opened	—	—
Options expired	(200)	(25,400)
Options closed	—	—

Outstanding, April 30, 2008	—	—

Market Value, April 30, 2008		—

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act of 1940 and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective November 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be notes to Financial statements

April 30, 2008 (unaudited)

taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 may have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 may have on the Fund’s financial statements.

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities”  (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 may have on the Fund’s financial statements.

notes to Financial statements

April 30, 2008 (unaudited)

2. income taxes

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of April 30, 2008
Gross appreciation (excess of value over tax cost)	$180,276,610
Gross depreciation (excess of tax cost over value)	(43,847,956)
Net unrealized appreciation	$136,428,654
Cost of investments for income tax purposes	$691,723,413

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

3. capital tRansactions

Common Shares:  There are an unlimited number of no par value common shares of beneficial interest authorized.

Preferred Shares: On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares (“AMPS”): M7, F7 and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

notes to Financial statements

April 30, 2008 (unaudited)

In February 2008, the AMPS market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever is greater.

As of April 30, 2008, the annualized dividend rates for Series M7, F7 and W28 were 4.01%, 4.04% and 4.05%, respectively.

The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. poRtFolio secURities

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2008, aggregated $134,100,735 and $147,896,899, respectively.

5. investment advisoRy and administRation agReements

W.H. Reaves & Co., Inc. (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund.  As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. otheR

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

The Fund holds a corporate bond for Calpine Generating Co., maturing on April 2011 with a coupon rate of 11.50% . Although Calpine is currently undergoing bankruptcy proceedings, the Fair Value Committee of the Fund has determined there is little or no uncertainty surrounding collectibility of principal and interest on the bond as it is a secured position.

notes to Financial statements

April 30, 2008 (unaudited)

7. indemniFications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

dividend Reinvestment plan

April 30, 2008 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-

dividend Reinvestment plan

April 30, 2008 (unaudited)

Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E Transfer Agency Services, 1-800-433-8191.

FUnd pRoxy voting policies & pRocedURes

April 30, 2008 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2007, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the U.S. Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

poRtFolio holdings

April 30, 2008 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

notice

April 30, 2008 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

shaReholdeR meeting

April 30, 2008 (unaudited)

On April 10, 2008, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect two Trustees of the Fund. The results of the proposal are as follows:

Proposal 1: Re-election of Trustees
	Mary K. Anstine	Michael F. Holland
For	21,508,686	21,508,686
Against	546,759	546,759
Withheld	0	0

Trustees & Officers

April 30, 2008 (unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Interested Trustees and Officers

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5* Years and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

W. Robert Alexander Age - 80 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Alexander is also a Trustee of two Colorado foundations, A.V. Hunter, Inc. and the Hughes Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.	1

Edmund J. Burke Age - 47 1290 Broadway, Ste. 1100 Denver, CO 80203	President/Since Inception

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust, and President and a Trustee of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. Mr. Burke is also a Trustee and Vice President of Liberty All-Star Funds.

N/A

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Jeremy O. May Age - 38 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS and joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently President and Trustee of the ALPS Variable Insurance Trust, the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Funds, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Everett L. Morris Age - 80 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris was a Vice President and Director of Reaves from 1993 to 2003. Because of his affiliation with Reaves, Mr. Morris is considered an “interested” Trustee of the Fund. Mr. Morris is currently a Di- rector/Trustee of the Phoenix Funds, a Director of the Duff & Phelps Utilities Tax-Free Income Fund, and a Director of the Duff & Phelps Utility & Corporate Bond Trust.	1

JoEllen Legg Age - 46 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/Since December 14, 2007

Ms. Legg is an Associate Counsel of ALPS. Because of her position with ALPS Ms. Legg is deemed an affiliate of the Trust. Ms Legg is currently the Secretary of the Westcore Funds, Utopia Funds, Financial Investors Trust and Assistant Secretary of the Stone Harbor Investment Funds. Prior to joining ALPS, she was Senior Counsel (Corporate and Securities) of Adelphia Communications Corporation from January 2005 to March 2007, an Associate at Patton Boggs LLP from February 2004 to January 2005 and an Associate at Fried, Frank, Harris, Shriver & Jacobson LLP from September 1998 to February 2004.

N/A

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Michael Akins* Age - 31 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since June 13, 2006

Mr. Akins is Deputy Compliance Officer of ALPS. Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Because of his position with ALPS, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the Chief Compliance Officer of Financial Investors Trust, Financial Investors Variable Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, ALPS Variable Insurance Trust, and ALPS ETF Trust.

N/A

Kim Storms Age - 35 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since June 14, 2005

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust, Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Funds, Financial Investors Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Trustees

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Mary K. Anstine Age - 67 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since inception

Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; A.V. Hunter, Inc.; Financial Investors Trust and Financial Investors Variable Trust; and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. She is also Trustee for the ALPS Variable Insurance Trust and ALPS ETF Trust. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; and a member of the American Bankers Association Trust Executive Committee.

1

Michael F. Holland Age - 64 375 Park Avenue New York, NY 10152	Trustee/Since inception	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also Chairman of the Board and Trustee of State Street Master Funds and a Trustee of the China Fund, Inc.	1

		Principal Occupation(s)	Number of
	Position(s) Held	During Past 5 Years* and	Portfolios in Fund
	with Funds/Length	Other Directorships Held	Complex Over-
Name, Age and Address	of Time Served	by Trustee	seen by Trustee

Jeremy W. Deems Age - 31 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since March 11, 2008

Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust and Financial Investors Trust.

1

Larry W. Papasan Age - 67 2670 Union Avenue Extended Suite 700 Memphis, TN 38112	Trustee/Since Inception	Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991). Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., and is on the Board of SSR Engineering, Triumph Bank, Mimedx Inc., and AxioMed Spine.	1

Intentionally Left Blank

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable to Registrant.

(b)

The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 7, 2008

By:	/s/Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	July 7, 2008